UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2003

INTERPHARM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-22710 (Commission File Number)	13-3673965 (I.R.S. Employer Identification No.)
69 Mall Drive, Commack, New York 11725
(Address of principal executive offices  Zip Code)

(631) 952-0214
 (Registrant’s telephone number, including area code)

Atec Group, Inc.
(Former name, if changed since last report)

Item 9. Regulation FD Disclosure and Item 12. Results of Operation and Financial Condition
On July 15, 2003, Interpharm Holdings, Inc. issued a press release announcing the results of the operations of Interpharm, Inc., its wholly owned subsidiary, for the fiscal quarter ended March 31, 2003. A copy of the press release is furnished as an Exhibit to this Report on Form 8-K (Exhibit 99.1).

EXHIBIT INDEX
99.1	Press release of Interpharm Holdings, Inc. dated July 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2003	By:	/s/ James Charles

James Charles
Chief Financial Officer
(principal executive officer of the registrant)